Everest America Fund

A series of the

Everest Funds

Supplement Dated November 1, 2005, to Prospectus Dated August 22, 2005

Everest Funds, a Delaware statutory trust (the “Trust”), on behalf of the Everest America Fund (the “Fund”), and Everest Funds Management, LLC, the Fund’s manager, have entered into a Fee Waiver and Expense Assumption Agreement, pursuant to which the manager has agreed to waive all or a portion of its management fees and to assume the expenses for the Fund to the extent necessary to limit Annual Fund Operating Expenses to 1.00%.  This Agreement shall continue in effect until October 31, 2006, and shall continue in effect from year to year thereafter, unless and until the Trust or the manager notifies the other party to the Agreement, at least thirty days prior to the end of a one-year period, of its intention to terminate the Agreement for the Fund.

The section entitled "Fees and Expenses" is revised in its entirety and replaced with the following:

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Everest America Fund
Maximum Sales Charge (Load) on Purchases	None
Maximum Deferred Sales Charge (Load) on Redemptions	None
Redemption Fee (as a percentage of amount redeemed) (1)	0.50%
Maximum Account Fee(2)	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)	Everest America Fund
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.84%
Total Annual Fund Operating Expenses	2.09%
Fee Waiver/Expense Reimbursement(3)	1.09%
Net Annual Fund Operating Expenses	1.00%

(1) The Fund charges a redemption fee of 0.50% on shares you have held for less than 90 days.

(2) IRA accounts are charged a maximum account fee of $12.50 per year.

(3) The manager has agreed to waive all or a portion of its management fees and to assume the expenses for the Fund to the extent necessary to limit Annual Fund Operating Expenses to 1.00%.  This agreement shall continue in effect until October 31, 2006 and shall continue in effect from year to year thereafter, unless and until the Trust or the manager gives notice, at least thirty days prior to the end of a one-year period, of its intention to terminate the agreement.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that:

1.

You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares of such Fund at the end of those periods,

2.

You reinvested all dividends and capital gain distributions,

3.

Your investment has a 5% return each year, and

4.

The applicable Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Everest America Fund	$102	$318	$552	$1225

THERE IS NO ACTION REQUIRED ON YOUR PART.

The information contained in the Supplement modifies the Prospectus dated August 22, 2005.  In particular and without limitation the information contained in this Supplement modifies information contained in the sections of the Prospectus “Fees and Expenses” and “Manager”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE